Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 40% Portfolio
September 30, 2024
VFM40-NPRT3-1124
1.9907354.101
Alternative Funds - 1.3%
	Shares	Value ($)
Fidelity Hedged Equity Fund (b) (Cost $226,462)	20,810	270,735

Bond Funds - 43.6%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (b)	17,174	158,863
Fidelity High Income Fund (b)	20,075	160,200
Fidelity Inflation-Protected Bond Index Fund (b)	22,477	210,830
Fidelity Long-Term Treasury Bond Index Fund (b)	10,825	109,761
Fidelity Total Bond Fund (b)	444,845	4,350,586
VIP Investment Grade Bond II Portfolio - Investor Class (b)	438,806	4,348,567
TOTAL BOND FUNDS (Cost $8,898,738)		9,338,807

Domestic Equity Funds - 26.2%
	Shares	Value ($)
Fidelity Commodity Strategy Fund (b)	1,081	100,709
Fidelity Contrafund (b)	18,293	386,167
Fidelity Enhanced Large Cap Core ETF (b)	564	18,098
Fidelity Enhanced Mid Cap ETF (b)	2,370	76,219
Fidelity Enhanced Small Cap ETF (b)	2,943	94,691
Fidelity Low-Priced Stock Fund (b)	3,064	136,112
Fidelity Real Estate Investment Portfolio (b)	2,693	116,085
VIP Stock Selector All Cap Portfolio - Investor Class (b)	391,294	4,687,702
TOTAL DOMESTIC EQUITY FUNDS (Cost $4,745,963)		5,615,783

International Equity Funds - 16.3%
	Shares	Value ($)
Fidelity Canada Fund (b)	1,981	143,667
Fidelity Emerging Markets Discovery Fund (b)	5,611	98,919
Fidelity Emerging Markets Fund (b)	22,515	921,539
Fidelity Enhanced International ETF (b)	3,722	112,702
Fidelity Infrastructure Fund (b)	1,715	23,856
Fidelity International Capital Appreciation Fund (b)	7,799	235,536
Fidelity International Discovery Fund (b)	5,940	311,862
Fidelity International Small Cap Fund (b)	3,392	115,889
Fidelity International Small Cap Opportunities Fund (b)	7,198	157,571
Fidelity International Value Fund (b)	13,956	157,142
Fidelity Japan Smaller Companies Fund (b)	3,254	56,197
Fidelity Overseas Fund (b)	16,789	1,162,828
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $2,988,820)		3,497,708

U.S. Treasury Obligations - 0.1%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 10/10/2024 (d) (Cost $19,974)	5.29	20,000	19,977

Money Market Funds - 12.5%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e)	4.89	927,543	927,728
Fidelity Investments Money Market Government Portfolio - Institutional Class (b)(f)	4.87	1,753,583	1,753,583
TOTAL MONEY MARKET FUNDS (Cost $2,681,311)			2,681,311

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $19,561,268)	21,424,321
NET OTHER ASSETS (LIABILITIES) - 0.0%	936
NET ASSETS - 100.0%	21,425,257

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Interest Rate Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	6	Dec 2024	685,688	(1,369)	(1,369)

The notional amount of futures purchased as a percentage of Net Assets is 3.2%

Security Type Abbreviations
ETF	-	Exchange Traded Fund

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated Fund
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $19,977.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund	361,973	1,178,354	612,599	19,043	-	-	927,728	0.0%
Total	361,973	1,178,354	612,599	19,043	-	-	927,728

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	92,774	50,423	13,896	-	49	14,317	143,667
Fidelity Commodity Strategy Fund	34,179	72,474	6,574	2,287	(189)	819	100,709
Fidelity Contrafund	67,494	304,799	25,708	58	827	38,755	386,167
Fidelity Emerging Markets Discovery Fund	61,146	42,658	11,579	-	(208)	6,902	98,919
Fidelity Emerging Markets Fund	538,540	386,137	105,040	-	(2,369)	104,271	921,539
Fidelity Enhanced International ETF	101,972	2,393	5,903	2,486	393	13,847	112,702
Fidelity Enhanced Large Cap Core ETF	-	267,516	252,621	44	2,230	973	18,098
Fidelity Enhanced Large Cap Value ETF	50,532	1,418	55,668	452	6,612	(2,894)	-
Fidelity Enhanced Mid Cap ETF	-	70,622	-	335	-	5,597	76,219
Fidelity Enhanced Small Cap ETF	-	86,601	-	308	-	8,090	94,691
Fidelity Equity-Income Fund	171,765	29,652	215,287	611	20,250	(6,380)	-
Fidelity Floating Rate High Income Fund	173,552	83,987	97,297	12,192	(521)	(858)	158,863
Fidelity Hedged Equity Fund	176,581	87,480	28,824	51	154	35,344	270,735
Fidelity High Income Fund	70,573	94,207	10,850	5,396	15	6,255	160,200
Fidelity Inflation-Protected Bond Index Fund	197,736	82,686	76,677	2,203	(1,449)	8,534	210,830
Fidelity Infrastructure Fund	15,849	8,787	3,479	181	(3)	2,702	23,856
Fidelity International Capital Appreciation Fund	152,413	80,514	22,669	-	149	25,129	235,536
Fidelity International Discovery Fund	194,653	105,369	29,662	-	263	41,239	311,862
Fidelity International Small Cap Fund	77,370	41,327	11,445	-	-	8,637	115,889
Fidelity International Small Cap Opportunities Fund	105,280	54,652	15,286	-	(66)	12,991	157,571
Fidelity International Value Fund	100,119	54,639	15,175	-	29	17,530	157,142
Fidelity Investments Money Market Government Portfolio - Institutional Class	1,184,335	678,016	108,768	56,517	-	-	1,753,583
Fidelity Japan Smaller Companies Fund	35,527	17,673	3,627	-	(5)	6,629	56,197
Fidelity Long-Term Treasury Bond Index Fund	102,252	45,376	39,149	2,361	881	401	109,761
Fidelity Low-Priced Stock Fund	212,603	102,200	189,943	13,440	7,142	4,110	136,112
Fidelity Overseas Fund	744,759	396,992	111,389	-	423	132,043	1,162,828
Fidelity Real Estate Investment Portfolio	73,537	37,426	7,254	2,079	(210)	12,586	116,085
Fidelity Total Bond Fund	2,970,226	1,635,327	352,265	115,715	(1,965)	99,263	4,350,586
Fidelity U.S. Low Volatility Equity Fund	139,787	5,912	149,517	-	8,081	(4,263)	-
Fidelity Value Discovery Fund	93,104	15,939	114,395	-	7,688	(2,336)	-
VIP Investment Grade Bond II Portfolio - Investor Class	2,963,153	1,545,546	355,771	2,033	(998)	196,637	4,348,567
VIP Stock Selector All Cap Portfolio - Investor Class	2,858,677	1,702,509	463,325	-	5,627	584,214	4,687,702
	13,760,488	8,191,257	2,899,043	218,749	52,830	1,371,084	20,476,616

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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